AMENDMENT NO. 5 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                    Dated as of January 16, 2001

                  AMENDMENT NO. 5 (this "Amendment") to the Credit Agreement (as defined herein) among Quality Stores, Inc., a Delaware corporation (formerly known as "Central Tractor Farm & Country, Inc.") (the "Borrower"), QSI Holdings, Inc., a Delaware corporation (formerly known as "CT Holding, Inc.") ("Holding"), certain of the banks, financial institutions and other institutional lenders listed on the signature pages hereof the "Lenders"), and Fleet National Bank ("Fleet"), as administrative agent (the "Administrative Agent") for the Lender Parties (as defined in the Credit Agreement).


                             PRELIMINARY STATEMENTS

         (1) The Borrower, Holding, the Initial Lenders, the Initial Issuing Bank, the Swing Line Bank and the Agents have entered into a Second Amended and Restated Credit Agreement dated as of May 7, 1999, as amended by Amendment No. 1 dated as of March 31, 2000, Amendment No. 2 dated as of September 22, 2000, Amendment No. 3 dated as of September 27, 2000 and Amendment No. 4 dated as of December 4, 2000 (as so amended, the "Credit Agreement"). Capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment are used herein as therein defined.

         (2) The Borrower has requested that the Lenders amend the "clean up" requirement applicable to the Revolving Credit Advances as set forth in Section 5.04(d) of the Credit Agreement.

         (3)  The  Lenders  have  agreed  to  amend  the  Credit   Agreement  as
hereinafter set forth.



                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                  SECTION 1. Amendment of the Credit Agreement. The Credit Agreement is, upon the Effective Date (as hereinafter defined), hereby amended as follows:

                  (a) Section 5.02(s) is hereby amended in full to read as follows:

                           "(s) Equity and Management Fees. Through and until February 28, 2001, make, or permit any of its Subsidiaries to make, any cash payment of equity fees or management fees (other than reasonable out of pocket expenses) to the Equity Investors or other persons, and thereafter make, or permit any of its Subsidiaries to make, any cash payment of equity fees or management fees (other than reasonable out of pocket expenses) to the Equity Investors or other persons while ever there shall exist a Default or an Event of Default.".

                  (b) Section 5.04(d) of the Credit Agreement is hereby amended by deleting the lines:

Period                                                          Amount
------                                                          ------
"January 12, 2001-January 15, 2001                            $121,000,000
 January 16, 2001-January 30, 2001                             $96,000,000
 January 31, 2001                                              $93,500,000"

and replacing them with the following:

Period                                                          Amount
------                                                          ------
"January 12, 2001- February 16, 2001                          $121,200,000
 February 17, 2001 - February 28, 2001                         $93,500,000"

                  (c) Section 5.04(e) of the Credit Agreement is amended by (1) inserting the words "or period" after the word "dates" and the word "date" where those words first occur in that Section and (2) deleting the line:

                    Date                                            Ratio
                    ----                                            -----
                    January 31, 2001                                0.87

                  and replacing it with the following:

                    Period                                          Ratio
                    ------                                          -----
                    January 15, 2001 - February 16, 2001            0.90

                  (d) Section 6.01 of the Credit Agreement is hereby amended by adding immediately before the paragraph commencing "then" the following subsection:

                  "(r) Holding shall have failed to receive (after the Effective Date of Amendment No. 5) cash proceeds of at least $2,500,000 from the sale of common stock or convertible preferred stock (not subject to mandatory redemption) of Holding on or before February 16, 2001."

                  (e) Section 7.07 of the Credit  Agreement is hereby amended by
         (1) inserting after the word "leases" the words "and to meet with the management of any of the Loan Parties," and (2) by inserting after the word "therewith" the words ", or in connection with a meeting of the steering committee,".


                  SECTION 2. Conditions of Effectiveness of this Amendment. This Amendment shall become effective as of the date first above written on the Business Day when, and only when, the following conditions shall have been satisfied (such date being, for purposes hereof, the "Effective Date"):

                  (a) The Administrative Agent shall have received counterparts of (i) this Amendment executed by the Borrower, Holding and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment and (ii) the consent dated as of the date hereof (a copy of which is attached hereto) (the "Consent", together with this Amendment, the "Amendment Documents"), executed by each of the Loan Parties.

                  (b) The Administrative Agent shall have received signed originals of proper financing statements, to be filed on or before the Effective Date under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Security Agreement, covering the Collateral described in the Security Agreement, as supplemented.

                  (c) On the Effective Date (and giving effect thereto), (i) the representations and warranties contained in each of the Loan Documents (including, without limitation, in Section 3 of this Amendment) shall be correct in all material respects as though made on and as of the Effective Date (other than any such representations or warranties that, by their terms, refer to a specific date other than the Effective Date, in which case as of such specific date) and (ii) no event shall have occurred and be continuing that would constitute a Default.

                  (d) The Administrative Agent shall have received a certificate of the Chief Financial Officer of the Borrower confirming satisfaction of the conditions specified in paragraph (c) above.

                  (e) The Administrative Agent shall have received from the Borrower, on or before the Effective Date, an amendment fee equal to $200,000 payable to those Lenders who sign this Amendment according to the pro rata share of the Commitments of each such Lender.

                  (f) All of the reasonable accrued and unpaid fees and expenses of counsel and accountants for the Administrative Agent shall have been paid in full, including, without limitation, the fees and expenses of FTI/Policano & Manzo, L.L.C. and Shearman & Sterling, provided that following the payment of such fees and expenses the balance of the retainer paid to Shearman & Sterling for application against future fees and expenses shall be $75,000 and the balance of the retainer paid to FTI/Policano & Manzo, L.L.C. for application against future fees and expenses shall be $50,000.

                  (g) The Borrower shall have paid in full all of the reasonable accrued and unpaid fees and expenses of (i) Fleet Retail Finance with respect to the field examination conducted by them and (ii) Great American Group with respect to the appraisal of inventory conducted by them.

         The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is further subject to the provisions of Section 9.01 of the Credit Agreement.

                  SECTION 3. Representations and Warranties. Each of Holding and the Borrower hereby represents and warrants as follows:

                  (a) The execution, delivery and performance by each Loan Party of any of the Amendment Documents and Loan Documents to which it is a party, as amended hereby, and the consummation of the transactions contemplated hereby and thereby, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's charter or bylaws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award applicable to such Loan Party, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture (including without limitation the Indenture), mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties other than as specified in the Credit Agreement, or (iv) except for Liens created under the Collateral Documents, as amended hereby, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which is reasonably expected to have a Material Adverse Effect.

                  (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required to be obtained by the Loan Parties in connection with the execution and delivery, or performance by any Loan Party of any of its obligations under, any Amendment Document to which it is a party.

                  (c) Each Amendment Document has been duly executed and delivered by each Loan Party party thereto, and is the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights or by equitable principles generally.

                  (d) No Loan Party has an  existing  claim  against  any Lender
         Party arising out of, relating to or in connection with the Loan Documents.

                  (e) No Loan Party is in breach of, or in default under, the 10 5/8 % Senior Notes due 2007 issued by the Borrower, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties, where the consequence of such default is to confer rights upon any person against the Borrower or any of its Subsidiaries which, if exercised, can be reasonably expected to have a Material Adverse Effect.

                  SECTION 4. Waiver and Release. The Borrower and Holding hereby waive and agree not to assert any claims or causes of action against the Administrative Agent, the Syndication Agent, the Documentation Agent, any Lender Party or any of their Affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, whether known or unknown, matured or contingent, including, without limitation, for special, indirect, consequential or punitive damages, in each case to the extent arising on or before the date hereof, out of or otherwise relating to, or in connection with, the Amendment Documents, the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents or any of the transactions entered into in connection therewith.

                  SECTION 5. Reference to and Effect on the Loan Documents.

                  (a) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified hereby.

                  (b) The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the amendments and other modifications specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under and in respect of the Loan Documents, as amended and otherwise modified by this Amendment.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 6. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel and financial advisors for the Administrative Agent) in connection with the preparation, execution, delivery, administration, syndication, modification and amendment of this Amendment and the other documents, instruments and agreements to be delivered hereunder, all in accordance with the terms of Section 9.04 of the Credit Agreement.

                  SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  SECTION 9. Waiver of Jury Trial. Each of the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Lender Parties irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Amendment or the actions of the Administrative Agent or any Lender Party in the negotiation, administration, performance or enforcement thereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    QUALITY STORES, INC. (FORMERLY KNOWN
                                    AS CENTRAL TRACTOR FARM & COUNTRY, INC.)



                                    By: /s/ Thomas J. Reinebach
                                         Title: Senior Vice-President, Finance
                                                  and Chief Financial Officer


                                    QSI HOLDINGS, INC. (FORMERLY KNOWN AS
                                    CT HOLDING, INC.)



                                    By: /s/ Thomas J. Reinebach
                                         Title: Senior Vice-President, Finance
                                                  and Chief Financial Officer


                                    FLEET NATIONAL BANK, as Administrative Agent



                                    By:  ______________________________________
                                           Title:

                                    LENDERS

                                    BANK OF AMERICA, N.A.


                                    By: ______________________________
                                        Title:


                                    STEIN ROE & FARNHAM CLO I LTD.,
                                    By: Stein Roe & Farnham Incorporated
                                        as Portfolio Manager


                                    By: /s/ James R. Fellows
                                         Title: Sr. Vice President & Portfolio
                                                Manager


                                    FIRST UNION NATIONAL BANK


                                    By: /s/ Helen F. Wessling
                                         Title: SVP


                                    U.S. BANK NATIONAL ASSOCIATION


                                    By: /s/
                                         Title: Senior Vice President


                                    THE HUNTINGTON NATIONAL BANK


                                    By: /s/
                                         Title: SVP


                                    HELLER FINANCIAL, INCORPORATED


                                    By: /s/ Sheila C. Welmer
                                         Title: Vice President

                                    HARRIS TRUST AND SAVINGS BANK


                                    By: ______________________________________
                                         Title:


                                    COMERICA BANK


                                    By: /s/
                                         Title: Vice President



                                    KEY CORPORATE CAPITAL


                                    By: /s/ Alex Strazzella
                                         Title: Vice President


                                    BHF (USA) CAPITAL CORPORATION


                                    By: /s/ Nina Zhou
                                         Title: Associate


                                    By: /s/ Christopher J. Ruzzi
                                         Title: Vice President


                                    UNION BANK OF CALIFORNIA, N.A.


                                    By: /s/ J. William Bloore
                                         Title: Vice President

                                    FIRSTAR BANK, NATIONAL ASSOCIATION


                                    By: /s/ Linda S. Retzlaff
                                         Title: Vice President


                                    NATIONAL CITY BANK


                                    By: ______________________________________
                                         Title:


                                    THE FUJI BANK, LIMITED


                                    By: /s/ Peter L. Chinnici
                                         Title: Senior Vice President & Group
                                                Head


                                    STATE STREET BANK AND TRUST COMPANY,
                                    as Trustee for GENERAL MOTORS EMPLOYEES
                                    GLOBAL GROUP PENSION TRUST


                                    By: ______________________________________
                                         Title:


                                    STATE STREET BANK AND TRUST COMPANY,
                                    as Trustee for GENERAL MOTORS WELFARE
                                    BENEFITS TRUST


                                    By: ______________________________________
                                         Title:

                                    SEQUILS PILGRIM - I LTD.
                                    By: Pilgrim Investments, Inc., as its
                                    Investment Manager


                                    By: /s/ Charles E. LeMieux, CFA
                                         Title: Vice President


                                    PERSEUS CDO I, LIMITED
                                    By: Massachusetts Mutual Life Insurance
                                           Company as its Collateral Manager


                                    By: /s/ Maryann McCarthy
                                         Title: Managing Director


                                    STEIN ROE FLOATING RATE LIMITED
                                    LIABILITY COMPANY


                                    By: /s/ James R. Fellows
                                         Title: Senior Vice President
                                                Stein Roe & Farnham
                                                Incorporated, as Advisor to the
                                                Stein Roe Floating Rate Limited
                                                Liability Company


                                    SAAR HOLDINGS CDO LIMITED
                                    By: Massachusetts Mutual Life Insurance
                                           Company as its Collateral Manager


                                    By: /s/ Maryann McCarthy
                                         Title: Managing Director


                                    KZH CYPRESSTREE - 1 LLC


                                    By: /s/ Susan Lee
                                         Title: Authorized Agent

                                    ML CBO IV (CAYMAN) LTD.
                                    By: Highland Capital Management, L.P.
                                           as Collateral Manager


                                    By: /s/ Todd Travers
                                         Title: Senior Portfolio Manager


                                    BALANCED HIGH YIELD FUND II, LTD.
                                    By: BHF (USA) Capital Corporation, as its
                                    attorney-in-fact


                                    By: /s/ Nina Zhou
                                         Title: Associate

                                    By: /s/ Christopher J. Ruzzi
                                         Title: Vice President


                                    CYPRESSTREE INSTITUTIONAL FUND, LLC
                                    By: CypressTree Investment Management
                                    Company, as Portfolio Manager


                                    By: ______________________________________
                                         Title:


                                    NORTH AMERICAN SENIOR FLOATING RATE FUND
                                    By: CypressTree Investment Management
                                    Company, as Portfolio Manager


                                    By: ______________________________________
                                         Title:

                                    SANKATY HIGH YIELD PARTNERS II, L.P.


                                    By: /s/ Diane J. Exeter
                                         Title: Executive Vice President
                                                Portfolio Manager


                                    Sankaty Advisors, Inc. as Collateral Manager for BRANT POINT CBO 1999-1, LTD., as Term Lender


                                    By: /s/ Diane J. Exeter
                                         Title: Executive Vice President
                                                Portfolio Manager
                                    Sankaty Advisors, Inc. as Collateral Manager
                                    for BRANT POINT II CBO 2000-1, LTD., as Term
                                    Lender


                                    By: /s/ Diane J. Exeter
                                         Title: Executive Vice President
                                                Portfolio Manager


                                    Sankaty Advisors, Inc. as Collateral Manager for GREAT POINT CLO 1999-1 LTD., as Term Lender


                                    By: /s/ Diane J. Exeter
                                         Title: Executive Vice President
                                                Portfolio Manager

                                    MONUMENT CAPITAL LTD., as Assignee


                                    By: Alliance Capital Management L.P., as
                                    Investment Manager

                                    By: Alliance Capital Management Corporation,
                                    as General Partner


                                    By: /s/ Sverker M.M. Johansson
                                         Title: Vice President

                                    KZH WATERSIDE LLC


                                    By: /s/ Susan Lee
                                         Title: Authorized Agent


                                    ELC (CAYMAN) LTD. 1999-III


                                    By: /s/ Mark K. Misenheimer
                                         Title: SVP

                                    ELC (CAYMAN) LTD. 2000-I


                                    By: /s/ Mark K. Misenheimer
                                         Title: SVP



                                    PILGRIM CLO 1999-1 LTD.
                                    By: Pilgrim Investments, Inc., as its
                                    Investment Manager


                                    By: /s/ Charles E. LeMieux, CFA
                                         Title: Vice President



                                    GLENEAGLES TRADING LLC


                                    By: /s/ Ann E. Morris
                                         Title: Asst. Vice President


                                    BANKERS TRUST COMPANY


                                    By: /s/ Scottye D. Lindsey
                                         Title: Vice President

                                    FIFTH THIRD BANK


                                    By: /s/
                                         Title:

                                     CONSENT

                  Reference is made to (a) Amendment No. 5 to the Second Amended and Restated Credit Agreement dated as of May 7, 1999 as amended by Amendment No. 1 dated as of March 31, 2000, Amendment No. 2 dated as of September 22, 2000, Amendment No. 3 dated as of September 27, 2000 and Amendment No. 4 dated as of December 4, 2000 (as so amended, the "Credit Agreement") among Quality Stores, Inc., a Delaware corporation (formerly known as "Central Tractor Farm & Country, Inc.") (the "Borrower"), QSI Holdings, Inc., a Delaware corporation (formerly known as "CT Holding, Inc.") ("Holding"), the banks, financial institutions and other institutional lenders listed on the signature pages thereof, and Fleet National Bank ("Fleet"), as administrative agent (the "Administrative Agent") for the Lender Parties (as defined in the Credit Agreement) and (b) the other Loan Documents referred to therein. Capitalized terms defined in the Credit Agreement and not otherwise defined in this Consent are used herein as therein defined.

                  Each of the undersigned, in its capacity as (a) a Grantor under the Security Agreement, (b) a Pledgor under the Pledge Agreement, and/or
(c) a Subsidiary Guarantor under the Subsidiary Guaranty, as the case may be, hereby consents to the execution and delivery of the Amendment and the performance of the Amendment and agrees that:

                  (A) each of the Security Agreement, the Pledge Agreement and the Subsidiary Guaranty to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Effective Date, except that, on and after the Effective Date, each reference to "the Credit Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment; and

                  (B) as of the Effective Date, the Security Agreement and the Pledge Agreement to which it is a party and all of the Collateral of such Person described therein, and the Subsidiary Guaranty and the guaranty provided thereunder, do, and shall continue to, secure the payment of all of the Secured Obligations.

                  This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

                  Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    QUALITY STORES, INC. (FORMERLY KNOWN
                                    AS CENTRAL TRACTOR FARM & COUNTRY, INC.)


                                    By: /s/ Thomas J. Reinebach
                                         Title: Senior Vice-President, Finance
                                                  and Chief Financial Officer


                                    QSI HOLDINGS, INC. (FORMERLY KNOWN AS
                                    CT HOLDING, INC.)


                                    By: /s/ Thomas J. Reinebach
                                         Title: Senior Vice-President, Finance
                                                  and Chief Financial Officer


                                    COUNTRY GENERAL, INC.


                                    By: /s/ Thomas J. Reinebach
                                         Title: Senior Vice-President, Finance
                                                  and Chief Financial Officer


                                    QUALITY FARM & FLEET, INC.


                                    By: /s/ Thomas J. Reinebach
                                         Title: Senior Vice-President, Finance
                                                  and Chief Financial Officer


                                    QUALITY INVESTMENTS, INC.


                                    By: /s/ Thomas J. Reinebach
                                         Title: Senior Vice-President, Finance
                                                  and Chief Financial Officer


                                    QSI TRANSPORTATION, INC.


                                    By: /s/ Thomas J. Reinebach
                                         Title: Senior Vice-President, Finance
                                                  and Chief Financial Officer

                                    VISION TRANSPORTATION, INC.


                                    By: /s/ Thomas J. Reinebach
                                         Title: Senior Vice-President, Finance
                                                  and Chief Financial Officer



                                    QUALITY STORES SERVICES, INC.


                                    By: /s/ Thomas J. Reinebach
                                         Title: Senior Vice-President, Finance
                                                  and Chief Financial Officer